                                                                    EXHIBIT 23.4

                           CONSENT OF JOHN A. SPRAGUE

    I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of PCA International, Inc. to my name as a person about to become a director of PCA International, Inc.

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
                                              /s/ JOHN A. SPRAGUE
                                 ---------------------------------------------
                                                John A. Sprague


July 23, 1998